UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 21, 2026

CIM Opportunity Zone Fund, L.P.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 000-56544

Delaware		83-2441037
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
4700 Wilshire Boulevard
Los Angeles	California	90010
(Address of principal executive offices)		(Zip Code)
	(323)	860-4900
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.01	Changes in Registrant’s Certifying Accountant
(a) Dismissal of independent registered public accounting firm

On September 21, 2026, the manager of CIM Opportunity Zone Fund, L.P. (the “Fund”) and CIM Opportunity Zone Fund GP, LLC, a Delaware limited liability company (the “General Partner”) dismissed PricewaterhouseCoopers, LLP (“PwC”) as the Fund’s independent registered public accounting firm.

PwC served as the Fund’s independent registered public accounting firm since the Fund’s inception. The audit report of PwC on the Fund’s financial statements as of and for the fiscal years ended December 31, 2024, and December 31, 2025 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the subsequent interim period through September 21, 2026, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of such disagreements in connection with its reports. Further, there were no “reportable events,” as such term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except for the remediation of the material weakness in the Fund’s internal control over financial reporting. The material weakness was previously reported in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2023 and the remediation was reported in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2024. Management discussed this matter with PwC, and the Fund has authorized PwC to respond fully to any inquiries of the successor auditor with respect to this matter.

The Fund provided PwC with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that PwC provide the Fund with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of PwC’s letter, dated September 25, 2026, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of new independent registered public accounting firm

On September 21, 2026, the manager of the Fund and the General Partner approved the appointment of Deloitte & Touche LLP (“Deloitte”) to serve as the Fund’s independent registered public accounting firm to audit the Fund’s consolidated financial statements for the fiscal year ending December 31, 2026.

During the two most recent fiscal years and through September 21, 2026, the date of the appointment of Deloitte, neither the Fund nor any person on its behalf has consulted with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s consolidated financial statements, and neither a written report nor oral advice was provided to the Fund that Deloitte concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are defined in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers, LLP, dated September 25, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2026	CIM Opportunity Zone Fund, L.P.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Accounting Officer
(Principal Financial Officer and Principal Accounting Officer)